Exhibit 10(a)










                       FULL REQUIREMENTS SERVICE AGREEMENT

                                     BETWEEN

                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       AND

                        CONSTELLATION POWER SOURCE, INC.


                                      DATED

                                 AUGUST 23, 2001









The asterisks on pages 12, 24, 25 and A1 denote that confidential portions of this exhibit have been omitted in reliance on Rule 25(b)-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.




                                TABLE OF CONTENTS

                                                                                                                     Page

ARTICLE 1.                 Definitions                                                                                 1

ARTICLE 2.                 Term                                                                                        7

ARTICLE 3.                 Supplier Responsibilities                                                                   7

ARTICLE 4.                 BGE Responsibilities                                                                        9

ARTICLE 5.                 Billing and Payment                                                                        10

ARTICLE 6.                 Price                                                                                      12

ARTICLE 7.                 Events of Default; Remedies                                                                13

ARTICLE 8.                 Credit Support                                                                             16

ARTICLE 9.                 Indemnification                                                                            18

ARTICLE 10.                Limitation of Liability                                                                    19

ARTICLE 11.                Force Majeure                                                                              19

ARTICLE 12.                Representations and Warranties                                                             21

ARTICLE 13.                Miscellaneous                                                                              21

APPENDIX A                 SAMPLE PJM BILL
APPENDIX B                 GENERATION SHOPPING CREDITS
APPENDIX C                 LITIGATION DISCLOSURE
APPENDIX D                 CPS GUARANTY
APPENDIX E                 BGE GUARANTY




                       FULL REQUIREMENTS SERVICE AGREEMENT


         THIS FULL REQUIREMENTS SERVICE AGREEMENT ("Agreement"), made and entered into as of this day of August, 2001 by and between Baltimore Gas and Electric Company, a Maryland Corporation ("BGE") and Constellation Power Source, Inc., a Delaware corporation ("Supplier") (each individually a "Party", or collectively, the "Parties").

                               W I T N E S S E T H

         WHEREAS, on April 8, 1999, Maryland enacted the Electric Choice and Competition Act authorizing customer choice and competition among electric suppliers;

         WHEREAS, on November 10, 1999 the Maryland Public Service Commission issued an order approving the terms of a settlement providing for retail choice within BGE's service territory;

         WHEREAS, the Maryland PSC Order directs BGE to supply electric service for a period of up to six years to those retail customers within BGE's retail service territory that choose not to purchase their power supply from alternative competitive suppliers;

         WHEREAS, Supplier is authorized to makes sales of energy, capacity and ancillary services at market based rates pursuant to Constellation Power Source, Inc., 79 FERCP. 61,167 (1997) and its market based rates tariff, Constellation Power Source, Inc. Rate Schedule FERC No. 11, Revision No. 2 in accordance with FERC Delegated Letter Order of March 29, 2000 in FERC Docket No. ER00-1598-000 (the "Supplier Tariff");

         WHEREAS, Supplier and BGE are entering into this Agreement for the purpose of establishing the terms and conditions under which Supplier will supply such full requirements service to BGE.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. For all purposes of this Agreement, the following terms as used in this Agreement shall have the following meanings. Except where the context otherwise requires, definitions and terms expressed in the singular will include the plural and vice versa.

         "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Full Requirements Service Agreement, including the Appendices, as amended, modified or supplemented from time to time.

         "Alternate SOS Supplier" means a retail supplier that is responsible for supplying former BGE SOS Customers as a result of Retail Bidding.

         "Alternate SOS Supplier Customers" means former BGE SOS Customers that are provided SOS from Alternate SOS Supplier as a result of Retail Bidding.

         "Ancillary Services" means those services, or their successors, that are necessary to support the transmission of Energy from generation resources to loads, as set forth in the PJM OATT, including, but not limited to, PJM Scheduling, System Control and Dispatch Service; RTO Scheduling, System Control and Dispatch Service; Reactive Supply and Voltage Control from Generation Sources Service; Regulation and Frequency Response Service; Energy Imbalance Service; Operating Reserve
         - Spinning Reserve Service; and Operating Reserve - Supplemental Reserve Service.

         "BGE SOS Customers" means the customers receiving SOS from BGE.

         "BGE" means Baltimore Gas and Electric Company, a Maryland corporation and its successors and permitted assigns hereunder.

         "Business Day" means a day on which Federal Reserve member banks in Baltimore Maryland are open for business; and a Business Day shall open at 8:00 a.m. and close at 5:00 p.m. Eastern Standard (or Daylight Savings) time.

         "Creditworthiness Criteria" with respect to a Party or its guarantor means (i) an unsecured rating of "Baa3" or better from Moody's, "BBB-" or better from S&P or investment grade as determined by another nationally recognized rating service reasonably acceptable to the other Party and (ii) a Net Worth of at least Two Hundred Million Dollars ($200,000,000).

         "Contract Classes" means those customers that receive SOS from BGE under certain contractual terms that may differ from the schedules found in the Retail Electric Service Tariff.

         "Customer Classes" means (i) Schedules R, RL-1, RL-2, ES, G Option 1, G Option 2, GS Option 1, GS Option 2, GL Secondary, GL Primary, SL, PL and DS, as defined in the Retail Electric Service Tariff and (ii) Contract Classes.

         "Delivery Point" means any point on the PJM Transmission System as elected by Supplier.

         "Delivery Term" means the period commencing July 1, 2003 and ending on June 30, 2006, unless this Agreement is earlier terminated in accordance with its terms.

         "Effective Date" means the date upon which this Agreement is executed.

         "Electricity Supplier Coordination Tariff" means the BGE Electricity Supplier Coordination Tariff approved by the Maryland PSC, as amended, modified or supplemented from time to time.

         "Energy" means the electrical output of electric generation facilities, usually stated in kilowatt-hours or megawatt-hours.

         "FERC" means the Federal Energy Regulatory Commission and any successor thereto.

         "Fixed Transmission Rights" shall have the meaning as set forth in the PJM OA.

         "Full Requirements Service" means all-requirements electric service on a continuous basis, including, but not limited to, the following products: Energy, Unforced Capacity, Ancillary Services, Unaccounted For Energy and associated losses necessary to fulfill all PJM obligations as they may change from time to time associated with providing all-requirements electric service to the SOS Load, as further defined pursuant to Article 3. Such Full Requirements Service shall include changes in customer demand for any reason, including, but not limited to, seasonal factors, daily load fluctuations, increased or decreased usage, transmission and distribution outages, customer decisions regarding whether to take generation service from an alternate supplier, demand side management activities, extremes in weather, and other similar events.

         "Generation Shopping Credits" means the prices stated in Appendix B, unless altered as provided in Section 6.1.b.

         "Governmental Authority" means the government of any federal, state, municipal or other political subdivision, including all agencies and instrumentalities of such governments and political subdivisions.

         "Intermediate-Peak" shall have the meaning set forth in the Retail Electric Service Tariff as of the Effective Date.

         "Interest Rate" means, for any date, the lesser of (a) two (2) percent over the per annum rate of interest equal to the prime lending rate as may from time to time be published in The Wall Street Journal under "Money Rates" and (b) the maximum rate permitted by applicable law.

         "Load Serving Entity (LSE)" means an entity, including a load aggregator or power marketer, that: (i) is serving end-users within the PJM Control Area, and (ii) has been granted the authority, or has an obligation pursuant to state or local law, regulation or franchise, to sell electric energy to end-users within the PJM Control Area.

         "Load Response Resources" means those resources that, under BGE's direction, have the effect of reducing the electric supply for SOS due to a customer's reduction in consumed electricity and/or an increase in customer-owned generation, and includes, but is not limited to (i) BGE Riders 5, 6, 14, 16, 24, as set forth in the Retail Electric Service Tariff, as amended from time to time; and (ii) any individually negotiated load response agreement between BGE and its customers; and
         (iii) any other load response-type service BGE may offer.

         "Maryland PSC" means the Maryland Public Service Commission and any successor thereto.

         "Maryland PSC Order" means the November 10, 1999 Order issued by the Maryland PSC allowing, among other things, retail choice for electricity consumers, requiring that BGE provide electricity supply to retail consumers who do not choose an alternate supplier, and further allowing BGE to enter into a full requirements service agreement for SOS Load.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Network Integration Transmission Service" shall have the meaning as set forth in the PJM OATT.

         "Net Worth" means total assets (exclusive of intangible assets) less total liabilities as reflected on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied.

         "Non-Summer" shall have the meaning set forth in the Retail Electric Service Tariff as of the Effective Date.

         "Off-Peak" shall have the meaning set forth in the Retail Electric Service Tariff as of the Effective Date.

         "Parent" means, with respect to a Person that, directly or indirectly through one or more intermediaries, controls such first Person, where the term "control" means the possession, directly or indirectly, of power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Peak" shall have the meaning set forth in the Retail Electric Service Tariff as of the Effective Date.

         "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability partnership, limited liability company, trust, unincorporated association, institution, Governmental Authority or any other entity.

         "PJM" means PJM Interconnection, L.L.C., the independent system operator for the PJM Control Area organized and operating pursuant to the PJM Operating Agreement and any successor thereto.

         "PJM Control Area" shall have the meaning as set forth in the PJM OA.

         "PJM OA" means the Amended and Restated Operating Agreement of PJM Interconnection, LLC dated June 2, 1997 and effective January 1, 1998, as amended, modified or supplemented from time to time.

         "PJM OATT" means the PJM Open Access Transmission Tariff administered by PJM, as amended, modified or supplemented from time to time.

         "PJM Transmission System" shall have the meaning as set forth in the PJM OATT.

         "Reliability Assurance Agreement (RAA)" means the Reliability
         Assurance Agreement among Load Serving Entities in the PJM Control Area dated June 2, 1997, as amended, modified or supplemented from time to time.

         "Retail Bidding" means a Maryland PSC approved process where BGE's SOS Customers are auctioned to Alternate SOS Supplier(s).

         "Retail Electric Service Tariff" means the BGE Retail Electric Service Tariff approved by the Maryland PSC, as amended, modified or supplemented from time to time.

         "Retail Generation Revenue" means the revenue that BGE reports in its financial statements, which is an approximation of the revenue associated with the consumed electricity in any given calendar month for service to BGE SOS Customers, and is equal to the actual amounts billed to BGE SOS Customers in a calendar month plus a reasonable approximation of the revenue associated with unbilled, but consumed electricity in that month, less a reasonable approximation of the revenue associated with billed, but not consumed electricity in that month.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. and any successor thereto.

         "Standard Offer Service (SOS)" means the electric generation service that is provided to retail customers that have not chosen a retail supplier other than BGE or Alternate SOS Supplier.

         "SOS Load" means the kW and kWh retail load used in BGE's calculation of its monthly Retail Generation Revenue from BGE SOS Customers, plus the kW and kWh retail load, determined in the same manner as load is determined for Retail Generation Revenue, associated with Alternate SOS Supplier Customers.

         "Summer" shall have the meaning set forth in the Retail Electric Service Tariff as of the Effective Date.

         "Supplier" means Constellation Power Source, Inc. and its successors and permitted assigns hereunder.

         "Taxes" means any or all ad valorem, property, severance, generation, first use, conservation, Btu or energy, transportation, utility, gross receipts, privilege, sales, use, consumption, excise, lease, transaction, and other taxes, governmental charges, licenses, fees, permits and assessments, or increases therein, other than taxes based on net income or net worth.

         "Transmission Owner" shall have the meaning as set forth in the PJM OA.

         "Unaccounted For Energy" means the difference between the hourly BGE system load and the sum of (i) the estimated hourly customer loads (interval metered and profiled) and (ii) losses.

         "Unforced Capacity" shall have the meaning set forth in the RAA, and shall include any successor product(s) defined and approved by PJM.

         1.2 Additional Defined Terms. Each of the following terms has the meaning specified in the Article, Section or Appendix set forth opposite such term:

     Term                                                 Section/Appendix
     ----                                                 ----------------

     AAA                                                       13.10
     Affected Party                                            7.4(a)
     Bankruptcy Proceeding                                     7.1
     Claims                                                    9.1
     Confidential Information                                  13.7
     Defaulting Party                                          7.1
     Early Termination Date                                    7.4(a)
     Event of Default                                          7.1
     Force Majeure                                             11.1(a)
     Margin                                                    7.2(c)
     Non-Defaulting Party                                      7.2(a)
     Price                                                     6.1(a)
     Settlement Amount                                         7.2(b)
     Term                                                      2.1
     Termination Payment                                       7.2(c)


                                    ARTICLE 2
                                      TERM

         2.1      Term.
         ---      -----

         Unless earlier terminated in accordance with Article 7, this Agreement shall remain in effect from the Effective Date through and including the end of the Delivery Term ("Term"). At the expiration of the Term, the Parties shall no longer be bound by the terms and conditions of this Agreement, except to the extent necessary to enforce the rights and obligations of the Parties arising under this Agreement prior to the expiration of the Term.


                                    ARTICLE 3
                            SUPPLIER RESPONSIBILITIES

         3.1      PJM Member.
         ---      -----------

         Supplier shall, prior to the Delivery Term and throughout the entire Delivery Term of this Agreement, be a member, in good standing, of PJM and maintain a settlement account established in accordance with the rules and criteria established by PJM.

         3.2      Full Requirements Service.
         ---      --------------------------

         During the Delivery Term, Supplier shall sell and deliver to the Delivery Point and BGE shall receive and purchase Full Requirements Service sufficient to serve 90 percent share of the SOS Load. As a provider of Full Requirements Service, Supplier is solely responsible for satisfying all requirements and paying all costs incurred or to be incurred to provide such service including, without limitation, all costs, all scheduling or other requirements to furnish Unforced Capacity, Energy, losses, Unaccounted For Energy and Ancillary Services associated with the provision of Full Requirements Service. Supplier is also solely responsible for meeting any other requirements and paying any other costs now or hereafter imposed by PJM or imposed pursuant to the RAA from time to time during the Delivery Term which are attributable to any component of the provision of Full Requirements Service. If PJM allocates any expenses or uplift costs to the Full Requirements Service provided by Supplier (on a load or peak load basis or otherwise), the expenses or costs so allocated will be borne by Supplier alone without recourse to BGE.

         3.3      Losses; Unaccounted For Energy.
         ---      -------------------------------

         Supplier shall be responsible for supplying sufficient Full Requirements Service to compensate for all transmission, sub-transmission and distribution losses and Unaccounted For Energy associated with the delivery of electricity supplied under this Agreement from the sources of its supply to the meters of those retail customers included in the Supplier's share of the SOS Load.

         3.4      Maryland Environmental Disclosure Requirements.
         ---      -----------------------------------------------

         Subject to any confidentiality provisions to which it is bound, Supplier will provide to BGE, to the best of its knowledge, the sources of electricity used to supply Full Requirements Service, fuel mix and environmental disclosure information in a timely manner and in an appropriate form to enable BGE to comply with Maryland PSC or other governmental or regulatory agency requirements relating to reporting of such information.

         3.5      Renewable Energy Resources.
         ---      ---------------------------

         During the Delivery Term of this Agreement, Supplier shall provide the renewable resource requirements imposed upon BGE by Article 7-516 of the Maryland Electric Customer Choice and Competition Act of 1999, as of the Effective Date.

         3.6      Transmission Congestion.
         ---      ------------------------

         If the PJM Control Area experiences congestion, Supplier will be responsible for any congestion costs incurred in delivering power from the Delivery Point to BGE's load busses. During the Delivery Term, BGE shall, at no cost to Supplier, assign or transfer its rights to nominate Fixed Transmission Rights associated with Supplier's portion of the SOS Load to Supplier.


                                    ARTICLE 4
                              BGE RESPONSIBILITIES

         4.1      Title; Risk of Loss.
         ---      --------------------

         Title to and risk of loss related to the Full Requirements Service delivered by Supplier in accordance with this Agreement shall pass to BGE at the Delivery Point.

         4.2      Network Integration Transmission Service.
         ---      -----------------------------------------

         BGE shall be responsible, at its sole cost and expense, for the provision of Network Integration Transmission Service pursuant to the PJM OATT and distribution service at and from the Delivery Point.

         4.3      Load Response Resources.
         ---      ------------------------

         During the Delivery Term, BGE will operate its Load Response Resources in accordance with the provisions of the Electricity Supplier Coordination Tariff and the applicable Riders to the Retail Electric Service Tariff, as amended and approved by the Maryland PSC from time to time. BGE shall be responsible for payment of any credits to retail customers and for any penalties assessed in accordance with the RAA for failure to implement its Load Response Resources when so requested by PJM. BGE shall retain all of the benefits associated with its Load Response Resources. BGE shall make the appropriate adjustments and/or transactions in the retail load settlement process in order for BGE to attain such benefits, which may require Supplier's confirmation, which shall not be unreasonably withheld.

         4.4      Sales for Resale.
         ---      -----------------

         All Full Requirements Service delivered by Supplier to BGE hereunder shall be sales for resale, with BGE reselling such Full Requirements Service. At Supplier's request, BGE shall obtain and provide Supplier with any resale certificates to evidence that the deliveries hereunder are sales for resale.

                                    ARTICLE 5
                               BILLING AND PAYMENT

         5.1      Billing.
         ---      --------

         On or before the sixth (6th) Business Day of each month, unless otherwise agreed to by the Parties, BGE shall deliver to Supplier electronically or by other means agreed to by the Parties a statement that sets forth:

         (i) the allocation of the Supplier's 90 percent share of the SOS Load for the preceding month among the Customer Classes;

         (ii) the amount due and payable by BGE, based upon the Supplier's 90 percent share of the SOS Load for each Customer Class and the Prices applicable thereto as set forth in Section 6.1; and

         (iii) all other information reasonably requested by Supplier to facilitate Supplier's verification of the foregoing values.

         Such statement shall constitute an "invoice" or "bill" for purposes of amounts due and payable for Full Requirements Service under this Agreement.

         5.2      Payment.
         ---      --------

         All invoices pursuant to Section 5.1 shall be due and payable, unless otherwise agreed by the Parties, on the first Business Day after the 19th calendar day of the month in which the invoice is rendered. BGE will make payments by wire transfer, or by other mutually agreeable method(s), to the account of Supplier as designated by Supplier. Any amounts, both principal and interest, remaining unpaid after the due date will be deemed delinquent and will accrue interest at the Interest Rate, such interest to be calculated from the due date to the date the unpaid amount is paid in full.

         5.3      Disputed Bills.
         ---      ---------------

         If either Party, in good faith, disputes an invoice, the disputing Party shall immediately notify the other Party of the basis for the dispute and, in the case of a dispute by BGE, pay the portion of such statement conceded to be correct no later than the due date. Each Party shall have the right to dispute any invoice prior to the lapse of 12 months from the rendition thereof. If any disputed amount is ultimately determined to be due to Supplier, it shall be paid within two (2) Business Days, unless otherwise agreed to by the Parties, of such determination along with interest accrued at the Interest Rate from the due date of the bill to which the dispute relates, to the date the additional charge is paid. If any disputed amount is ultimately determined to be due to BGE, it shall be paid within two (2) Business Days, unless otherwise agreed to by the Parties, of such determination along with interest accrued at the Interest Rate from the date the amount being refunded was received by Supplier, to the date the refund is made.

         5.4      Billing Adjustments.
         ---      --------------------

         (a) The invoices rendered hereunder may be adjusted by the Party rendering such invoice for any errors in arithmetic, computation, meter readings, estimating, or otherwise no later than twelve (12) months after the date the bill was rendered. Any billing adjustment shall be in writing and shall state the specific basis for the adjustment. A billing adjustment shall constitute a new bill for the purposes of this Section 5.4. An adjusted bill shall be binding on the Parties twelve (12) months after the bill is rendered.

         (b) Overpayments or underpayments resulting from a billing adjustment shall bear interest calculated at the Interest Rate. In the case of an underpayment, interest shall accrue from the due date of the bill to which the adjustment relates, to the date the additional charge is paid. In the case of an overpayment, interest shall accrue from the date the amount being refunded was received, to the date the refund is made.

         5.5      PJM Billing.
         ---      ------------

         (a) BGE shall request PJM to invoice Supplier directly for charges and credits relating to Supplier's obligation to deliver Full Requirements Service to BGE under this Agreement. BGE shall also request PJM to invoice BGE separately for charges and credits relating to BGE's rights and obligations as a Network Integration Transmission Service customer and a Transmission Owner and otherwise as the Parties agree. Appendix A attached hereto and made a part hereof allocates between Supplier and BGE the charges and credits currently included on a PJM bill. In the event that either Party is billed by PJM for charges and/or credits identified in Appendix A, but not allocated in accordance with Appendix A, BGE shall rectify such billing in the Full Requirements Service invoice to be in accordance with Appendix A.

         (b) Any additional charges or credits imposed by PJM that are not identified in Appendix A will be allocated to BGE and Supplier in a manner that is consistent with Supplier's Full Requirements Service obligations and BGE's LSE or transmission-related obligations. For avoidance of doubt, charges associated with entities defaulting to PJM which are then allocated by PJM to BGE as an LSE or Transmission Owner shall not be the responsibility of the Supplier.

                                    ARTICLE 6
                                      PRICE

         6.1      Price.
         ---      ------

         (a) The "Price" payable by BGE to Supplier for the delivery of Full Requirements Service hereunder shall be equal to *** percent of the Generation Shopping Credits stated in Appendix B.

         (b) The prices stated in Appendix B associated with Schedules G Option 1, G Option 2, GS Option 1, GS Option 2, GL Secondary and GL Primary are subject to change as a result of (i) the competitive transition charge true-up, which is required under the Maryland PSC Order; and (ii) a change to the rate-making treatment of the universal service charge, in accordance with the Maryland PSC Order. Supplier agrees to accept these aforementioned price changes as they may occur.

         (c) For every MWh of SOS Load served under this Agreement, Supplier agrees to contribute $*** to BGE for BGE's contribution to a charity, program or fund ("Fund") assisting low-income electric and gas customers located in BGE's service territory. Selection of the Fund(s) shall be in BGE's sole discretion.


         6.2      Taxes.
         ---      ------

         (a) Supplier shall pay all Taxes levied in respect of the Full Requirements Service, its sale, and the handling thereof prior to the Delivery Point. BGE shall pay all such Taxes levied on such Full Requirements Service at, and from, the Delivery Point.

         (b) For any new Taxes levied with respect to the Full Requirements Service after the Effective Date and to the extent permitted by the settlement and the Maryland PSC Order, BGE will fully support and pursue in good faith the recovery of any such new Tax levied on Supplier from BGE's Full Requirements Service customers. To the extent such new Taxes are recoverable by BGE from its SOS customers, BGE shall reimburse Supplier for such Taxes paid by Supplier.

The asterisks on this page denotes that confidential portions of this exhibit have been omitted in reliance on Rule 25(b)-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

         6.3      Payment Netting.
         ---      ----------------

         Payments owing by each Party on any day under this Agreement or any other agreement between the Parties shall be offset so that only the net amount shall be paid by the Party having the greater payment obligation on such day. Such netting shall include but not be limited to, amounts not related to SOS Load, such as the BRESCO, Brighton Dam and Amstar power purchase amounts, certain PJM billing adjustments, and contributions made pursuant to Section 6.1(c) of this Agreement.


                                    ARTICLE 7
                           EVENTS OF DEFAULT; REMEDIES

         7.1 Events of Default. An "Event of Default" shall mean, with respect to a Party ("Defaulting Party"), the occurrence of any of the following:

         (i) the failure to make, when due, any payment required pursuant to this Agreement if such failure is not remedied within five (5) Business Days after written notice of such failure is given by the other Party and provided the payment is not the subject of a good faith dispute as described in Article 5;

         (ii) any representation or warranty made by the Defaulting Party herein prove to be false or misleading in any material respect;

         (iii) the failure of the Defaulting Party, in a material respect, to perform or comply with any material covenant or obligation set forth in this Agreement and such failure is not excused by Force Majeure or cured within three
(3) Business Days after receipt of written notice thereof from the other Party;

         (iv) the failure of the Defaulting Party or its guarantor to maintain any of the security requirements set forth in Article 8, and such failure is not cured or rectified within ten (10) days after notice from the other Party;

         (v) the Defaulting Party shall be subject to a Bankruptcy Proceeding ("Bankruptcy Proceeding" means with respect to a Party, such Party (a) files a petition or otherwise commences a proceeding under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (b) makes an assignment or any general arrangement for the benefit of creditors, (c) otherwise becomes bankrupt or insolvent (however evidenced),
(d) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, or (e) is unable to pay its debts as they fall due).

         7.2.     Remedies upon an Event of Default.
         ----     ----------------------------------

         (a) After the occurrence of an Event of Default with respect to a Defaulting Party, the other Party (the "Non-Defaulting Party") shall have the right, without prior notice, to liquidate and terminate this Agreement at any time and from time to time, with the minimum period of notice required by FERC, if applicable, and shall calculate, in a commercially reasonable manner, a Settlement Amount for this Agreement as of the time of its termination or as soon thereafter as is reasonably practicable and shall net such Settlement Amounts in the manner provided for in Section 7.2(c).

         (b) "Settlement Amount" shall mean, with respect to this Agreement and the Non-Defaulting Party, the losses and costs (or gains), expressed in U.S. Dollars, which such party incurs as a result of the liquidation, including, but not limited to, losses and costs (or gains) based upon the then current replacement value of this Agreement together with, at the Non-Defaulting Party's option, but without duplication, all losses and costs which such party incurs as a result of maintaining, terminating, obtaining or re-establishing any hedge or related trading positions. The Settlement Amount shall be due to or from the Non-Defaulting Party as appropriate. In calculating a Settlement Amount, the Non-Defaulting Party shall discount to present value (in a commercially reasonable manner based on the Prime Rate as of the date of termination) any amount which would otherwise have been due at a later date and shall add interest at the Prime Rate to any amount due prior to the date of the calculation. "Prime Rate" shall mean the prime rate of interest as published from time to time under "Money Rates" by The Wall Street Journal.

         (c) If the Settlement Amount (i) is due the Non-Defaulting Party, the Non-Defaulting Party shall set off against the Settlement Amount any Margin then available to the Non-Defaulting Party, plus (at the Non-Defaulting Party's election) any or all other amounts due to the Defaulting Party under this Agreement; or (ii) is due the Defaulting Party, the Non-Defaulting Party shall set off against the Settlement Amount any Margin then available to the Defaulting Party, plus (at the Non-Defaulting Party's election) any or all other amounts due to the Non-Defaulting Party under this Agreement, so that all such amounts shall be netted to a single liquidated amount (the "Termination Payment") payable by one Party to the other. "Margin" shall mean cash, securities or other property held by or due from one Party to guarantee or secure obligations of the other party under the Agreement.

         (d) Notice that a liquidation pursuant to this Article 7.2 has occurred shall be given by the Non-Defaulting Party to the Defaulting Party before the close of business on the Business Day following such liquidation, provided that failure to give such notice shall not affect the validity or enforceability of the liquidation or give rise to any claim by the Defaulting Party against the Non-Defaulting Party. The notice shall specify the amount of the Termination Payment and whether it is owed by or to the Defaulting Party. The notice shall include a written statement explaining in reasonable detail the calculation of such amount. The Termination Payment shall be made by the Party that owes it on the second Business Day after such notice is given.

         (e) If the Defaulting Party disputes the Non-Defaulting Party's calculation of the Termination Payment, in whole or in part, the Defaulting Party shall, within two (2) Business Days of receipt of Non-Defaulting Party's calculation of the Termination Payment, provide to the Non-Defaulting Party a detailed written explanation of the basis for such dispute and, if the Termination Payment is due from the Defaulting Party, shall promptly pay to the Non-Defaulting Party such portion thereof as is conceded to be correct. If the Parties cannot resolve such dispute within three (3) Business Days of the Non-Defaulting Party's receipt of the Defaulting Party's written explanation, then the Defaulting Party may submit such dispute to arbitration in accordance with the arbitration procedures set forth in Section 13.10 hereof; provided, however, that if the Termination Payment is due from the Defaulting Party, the Defaulting Party shall first transfer collateral (of a type and in a form acceptable to the Non-Defaulting Party) to the Non-Defaulting Party in an amount equal to the disputed and unpaid portion of the Termination Payment. Any payment that is due as a result of the arbitrator's award shall be paid by the Party that owes it within two (2) Business Days after the award is rendered.

         (f) While the remedies set forth in Sections 7.2 (a)-(e) and 7.4 shall be the exclusive remedy in the event of the termination of this Agreement pursuant to such sections, the enumeration of the foregoing remedies shall not be deemed a waiver of any other remedies, legal or equitable, to which either Party is entitled for breach of this Agreement in the event this Agreement is not terminated

         7.3      Setoffs.
         ---      --------

         (a) Without limiting its rights under this Article 7 or otherwise, after an Event of Default, the Non-Defaulting Party may from time to time set off any or all amounts which the Defaulting Party owes to it (whether under the Agreement or otherwise and whether or not then due) against any or all amounts which it owes to the Defaulting Party (whether under the Agreement or otherwise and whether or not then due), provided that any amount not then due which is included in such setoff shall be discounted to present value (in the manner specified in Section 7.2(b)) as at the time of setoff (to take account of the period between the date of setoff and the date on which such amount would have otherwise been due).

         (b) Notwithstanding any other provision of this Agreement, after the occurrence of an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, with respect to a Party, the other Party shall have the right to suspend performance under this Agreement.

         7.4      Other Terminating Events.
         ---      -------------------------

         (a) If performance by either Party (an "Affected Party") under this Agreement becomes subject to regulation of any kind whatsoever under any law, rule, regulation, order or the like, including any change by the FERC regarding a Party's authority to sell wholesale power at market-based rates, to a greater or different extent than that existing on the Effective Date and such regulation renders this Agreement illegal or unenforceable then such Party (or either Party if both Parties are Affected Parties) may terminate and liquidate this Agreement ("Early Termination Date") in the manner contemplated by Section 7.2 above, which notice shall specify the basis for declaring such Early Termination Date.

         (b) If an Early Termination Date is declared under circumstances described in Section 7.4 (a) above, both Parties shall calculate their respective gains, losses or costs in respect of this Agreement as provided in
Section 7.2, and endeavor in good faith to agree upon the Termination Payment payable by either Party, and notify the other Party of the Termination Payment, as provided in Section 7.2.

         7.5      Duty to Mitigate.
         ---      -----------------

         Each Party agrees that it has a duty to mitigate damages and covenants that it will use commercially reasonable efforts to minimize any damages it may incur as a result of the other Party's failure to perform pursuant to this Agreement.


                                    ARTICLE 8
                                 CREDIT SUPPORT

         8.1      Supplier Credit Support.
         ---      ------------------------

         (a) On or before the date when Supplier is no longer an Affiliate of BGE, unless Supplier satisfies the Creditworthiness Criteria at such time, as security for Supplier's obligations hereunder, Supplier shall deliver to BGE a guaranty of payment from either Parent, or another Affiliate of Supplier that satisfies the Creditworthiness Criteria, in an amount equal to the reasonably determined credit exposure of BGE to Supplier taking into account such factors as market risk, settlement risk, the underlying creditworthiness of Supplier, or such other considerations as are commercially reasonable under the circumstances. Such credit support shall be available to be drawn upon by BGE in the event of a default by Supplier of its obligations hereunder, and, subject to Sections 8.1(b) and (c), shall be maintained in effect (by annual renewal or otherwise) by Supplier for the Term of this Agreement.

         (b) Supplier may, at any time during the Term of this Agreement and at its election, deliver substitute credit support to BGE in any of the following forms: (i) a direct pay irrevocable letter of credit directed to BGE from a commercial bank with long-term debt ratings of "Baa2" or better from Moody's and "BBB" or better from S&P; (ii) a performance bond issued by a surety company with a rating of "B+" or better from A.M. Best Company; or (iii) such other credit support that is acceptable to BGE. The substitute credit support to BGE will be in an amount equal to the reasonably determined credit exposure of BGE to Supplier taking into account such factors as market risk, settlement risk, the underlying creditworthiness of Supplier, or such other considerations as are commercially reasonable under the circumstances.

         (c) If at any time during the Term of this Agreement Supplier satisfies the Creditworthiness Criteria, its obligation to deliver any credit support pursuant to this Section 8.1 shall be suspended for so long as Supplier continues to satisfy the Creditworthiness Criteria. From and after the date on which Supplier satisfies the Creditworthiness Criteria, Supplier shall certify to BGE within thirty (30) days after the end of every calendar quarter that Supplier satisfies the Creditworthiness Criteria (which certification shall include evidence as BGE shall reasonably request from time to time), and shall deliver financial statements to BGE certified by a firm of certified public accountants of national standing at least annually within one hundred twenty
(120) days following the end of Supplier's fiscal year. If at any time thereafter Supplier no longer satisfies the Creditworthiness Criteria, then Supplier shall, within ten (10) Business Days after receipt of a written notice with respect thereto, deliver a guaranty that satisfies the requirements of
Section 8.1(a) or other credit support in accordance with Section 8.1(b).

         8.2      BGE Credit Support.
         ---      -------------------

         (a) Commencing with the Effective Date and thereafter during the Term, within thirty (30) days after the end of every calendar quarter, BGE shall certify to Supplier that it satisfies the Creditworthiness Criteria (which certification shall include evidence as Supplier shall reasonably request from time to time), and shall deliver financial statements to Supplier certified by a firm of certified public accountants of national standing at least annually within one hundred twenty (120) days following the end of BGE's fiscal year. BGE may satisfy its obligation under this paragraph by delivering a copy of its parent company's Annual Report or Form 10K. If at any time during the Term BGE no longer satisfies the Creditworthiness Criteria, then BGE shall, within ten
(10) Business Days after receipt of a written notice with respect thereto, deliver to Supplier, in an amount equal to the reasonably determined credit exposure of Supplier to BGE taking into account such factors as market risk, settlement risk, the underlying creditworthiness of BGE, or such other considerations as are commercially reasonable under the circumstances, either:
(i) a guaranty of payment from either Parent or another Affiliate of BGE that satisfies the Creditworthiness Criteria; (ii) a letter of credit directed to Supplier from a commercial bank with long-term debt ratings of "Baa2" or better from Moody's and "BBB" or better from S&P; (iii) a performance bond issued by a surety company with a rating of "B+" or better from A.M. Best Company; or (iv) such other credit support that is acceptable to Supplier.

         (b) If at any time after delivering credit support pursuant to Section 8.2(a), BGE satisfies the Creditworthiness Criteria, then its obligation to deliver any credit support pursuant to this Section 8.2 shall be suspended for so long as BGE continues to satisfy the Creditworthiness Criteria, as provided in Section 8.2(a).


         8.3      Guaranty.
         ---      ---------

         In the event Supplier does not meet the Creditworthiness Criteria and supplies a guaranty as provided for herein, such guaranty shall be in the form of guaranty attached hereto as Appendix D. In the event BGE does not meet the Creditworthiness Criteria and supplies a guaranty as provided for herein, such guaranty shall be in the form of guaranty attached hereto as Appendix E.

         8.4      Modification or Waiver.
         ---      -----------------------

         The Parties may agree in writing to modify or waive the provisions of
Article 8.


                                    ARTICLE 9
                                 INDEMNIFICATION
         .
         9.1      Indemnification.
         ---      ----------------

         Each Party ("Indemnifying Party") shall indemnify, defend and hold harmless the other Party ("Indemnified Party") and its Affiliates, trustees, directors, board members, officers, employees and agents from any and all Claims arising from or out of any event, circumstance, act or incident occurring during the period when control and title to Full Requirements Service is vested, as between the Parties as provided in Section 4.1, in the Indemnifying Party. "Claims" means all claims or actions, threatened or filed and, whether groundless, false or fraudulent, that directly or indirectly relate to the subject matter of an indemnity, and the resulting losses, damages, expenses, attorney's fees and court costs, whether incurred by settlement or otherwise, and whether such claims or actions are threatened or filed prior to or after the termination of the Agreement. Such duty to indemnify shall not apply to any claims which arise or are first asserted more than two (2) years after the termination of this Agreement.

         9.2      Indemnification Procedure.
         ---      --------------------------

         Each Indemnified Party shall promptly notify the Indemnifying Party of any Claim with respect to which the Indemnified Party is entitled to be indemnified hereunder. Such notice shall be given as soon as is reasonably practicable after the Indemnified Party becomes aware of each Claim; provided, however, that failure to give prompt notice shall not adversely affect any Claim for indemnification hereunder except to the extent the Indemnifying Party's ability to contest any Claim by any third party is materially adversely affected. The Indemnifying Party shall have the right, but not the obligation, at its expense, to contest, defend and litigate, and to control the contest, defense or litigation of, any Claim by any third party alleged or asserted against any Indemnified Party arising out of any matter with respect to which such Indemnified Party is entitled to be indemnified hereunder. The Indemnifying Party shall promptly notify such Indemnified Party of its intention to exercise such right set forth in the immediately preceding sentence and shall reimburse the Indemnified Party for the reasonable costs and expenses paid or incurred by it prior to the assumption of such contest, defense or litigation by the Indemnifying Party. If the Indemnifying Party exercises such right in accordance with the provisions of this Section 9 and any Indemnified Party notifies the Indemnifying Party that it desires to retain separate counsel in order to participate in or proceed independently with such contest, defense or litigation, such Indemnified Party may do so at its own expense. If the Indemnifying Party fails to exercise its rights set forth in the third sentence of this paragraph, then the Indemnifying Party shall reimburse the Indemnified Party for its reasonable costs and expenses incurred in connection with the contest, defense or litigation of such Claim.


                                   ARTICLE 10
                             LIMITATION OF LIABILITY

         THE PARTIES CONFIRM THAT THE EXPRESS REMEDIES AND MEASURES OF DAMAGES PROVIDED IN THIS AGREEMENT SATISFY THE ESSENTIAL PURPOSES HEREOF. FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY, THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY HEREIN PROVIDED, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY. SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR, EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 7.2 (F), IN EQUITY ARE WAIVED. UNLESS EXPRESSLY HEREIN PROVIDED, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. TO THE EXTENT ANY DAMAGES REQUIRED TO BE PAID HEREUNDER ARE LIQUIDATED, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, OTHERWISE OBTAINING AN ADEQUATE REMEDY IS INCONVENIENT AND THE LIQUIDATED DAMAGES CONSTITUTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.


                                   ARTICLE 11
                                  FORCE MAJEURE

         11.1     Definition.
         ----     -----------

         (a) As used in this Agreement, "Force Majeure" means any cause beyond the reasonable control of, and without the fault or negligence of, the Party claiming Force Majeure. A Force Majeure shall include, without limitation, sabotage, strikes, riots or civil disturbance, acts of God, acts of a public enemy, drought, earthquake, flood, explosion (unless resulting from the fault or negligence of the Party asserting Force Majeure), fire, lightning, landslide, or any similar cataclysmic occurrence, or appropriation or diversion of electricity by sale or order of any governmental authority having jurisdiction thereof, but only if and to the extent that the event adversely affects the availability of the PJM Transmission System or BGE distribution facilities, and such affected facilities are necessary to deliver Full Requirements Service electricity to the SOS Load.

         (b) An event that affects the availability or cost of operating any transmission or distribution facilities outside the PJM Control Area, affects the availability or cost of operating a generating facility, or any event that merely causes an economic hardship to either Party shall not be deemed a Force Majeure.

         11.2     Performance Excused.
         ----     --------------------

         (a) If either Party is rendered wholly or partly unable to perform its obligations under this Agreement because of Force Majeure as defined above, that Party shall be excused from whatever performance is affected by the Force Majeure, to the extent so affected, provided that:

                  (i) the non-performing Party promptly, but in no case longer than three (3) Business Days after the occurrence of the Force Majeure, gives the other Party written notice describing the particulars of the occurrence;

                  (ii) the suspension of performance shall be of no greater scope and of no longer duration than is reasonably required by the Force Majeure;

                  (iii) the non-performing Party uses due diligence to remedy its inability to perform and expeditiously takes reasonable action to correct or cure the event or condition; and

                  (iv) the non-performing Party exercises all reasonable efforts to mitigate or limit damages to the other Party. With respect to Supplier, this shall mean that Supplier must purchase, at its own expense, electricity from the PJM market to meet its obligations under this Agreement, to the extent such electricity is available and deliverable.

         (b) Neither Party to this Agreement will be required by the foregoing to settle a strike affecting it except when, according to its judgment, such a settlement is advisable. Nothing in this Article 11 will excuse BGE from making payment for services provided under this Agreement.

                                   ARTICLE 12
                         REPRESENTATIONS AND WARRANTIES

         Each Party represents and warrants to the other Party, as of the Effective Date, that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) it has all regulatory authorizations necessary for it to legally perform its obligations under this Agreement and any other documentation relating to this Agreement to which it is a party, (iii) the execution, delivery and performance of this Agreement and any other documentation relating to this Agreement to which it is a party are within its powers, have been duly authorized by all necessary action and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party or any law, rule, regulation, order or the like applicable to it, (iv) this Agreement and each other document executed and delivered in accordance with this Agreement constitutes its legally valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and by general principles of equity, (v) there are no Bankruptcy Proceedings pending or being contemplated by it or, to its knowledge, threatened against it, (vi) there is not pending or, to its knowledge, threatened against it or any of its Affiliates any legal proceedings that could materially adversely affect its ability to perform its obligations under this Agreement or any other document relating to this Agreement to which it is a party except as disclosed in BGE's or BGE's parent company's Form 10-Q for the quarterly period ended June 30, 2001 or Annual Report for the fiscal year ended December 2000, as well as the proceedings listed on Appendix C hereto, and (vii) no Event of Default or event which, absent a cure, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any other document relating to this Agreement.


                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1     Regulatory Action.
         ----     ------------------

         If, after the Effective Date, any court or agency having jurisdiction over this Agreement finds any term or condition to be unjust, unreasonable or otherwise unlawful, the Parties shall enter into good faith negotiations of such changes as are reasonably required to conform to the requirements of law.

         13.2     Assignment.
         ----     -----------

         Neither Party shall assign this Agreement or its rights hereunder without the prior written consent of the other Party; provided, however, either Party may, without the consent of the other Party (and without relieving itself from liability hereunder);
         (i) transfer, sell, pledge, encumber or assign this Agreement or the accounts, revenues or proceeds hereof in connection with any financing or other financial arrangements;
         (ii) transfer or assign this Agreement to an Affiliate of such Party which Affiliate's creditworthiness is comparable to or higher than that of such Party, or
         (iii) transfer or assign this Agreement to any Person succeeding to all or substantially all of the assets of such Party; provided, however, that said successor Person possess creditworthiness comparable to or higher than such Party and any such assignee shall agree to in writing be bound by the terms and conditions hereof.

         13.3     Compliance With Laws.
         ----     ---------------------

         At all times during the term of this Agreement, the Parties shall comply with all laws, rules, requisitions, and codes of all governmental authorities having jurisdiction over each of their respective businesses which are now applicable, or may be applicable hereafter, including without limitation, all special laws, policies, ordinances, or regulations now in force, as amended or hereafter enacted. The Parties hereto shall maintain all licenses, permits and other consents from all governmental authorities having jurisdiction for the necessary use and operation of their respective business. Nothing herein shall be deemed a waiver of the Parties' right to challenge the validity of any such law, rule or regulation.

         13.4     Choice of Law and Jurisdiction.
         ----     -------------------------------

         THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Except as provided in Section 13.11, all disputes hereunder or relating hereto shall be resolved in the Federal or State courts of Maryland and each Party hereby irrevocably submits to the in personam jurisdiction of such courts. Each Party herein waives its respective right to any jury trial with respect to any litigation arising under or in connection with this Agreement.

         13.5     Counterparts to this Agreement.
         ----     -------------------------------

         This Agreement may be executed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument.

         13.6     Notices.
         ----     --------

         All notices, requests, statements or payments shall be made as specified below. Notices required to be in writing shall be delivered by letter, facsimile or other documentary form. Notice by facsimile or hand delivery shall be deemed to have been received by the close of the Business Day on which it was transmitted or hand delivered (unless transmitted or hand delivered after close in which case it shall be deemed received at the close of the next Business
Day). Notice by overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent. A Party may change its addresses by providing notice of same in accordance herewith:

To CONSTELLATION POWER SOURCE, INC.:
   --------------------------------

NOTICES & CORRESPONDENCE:             PAYMENTS:
------------------------              --------
Constellation Power Source, Inc.      Federal Wire Transfer
General Counsel                       ***
111 Market Place, Suite 500           ABA Routing ***
Baltimore, Maryland 21202             Account:  Constellation Power Source, Inc.
FAX No.: (410) 468-3540               Account # ***
Phone No.: (410) 468-3490

INVOICES:                             CREDIT AND COLLECTIONS:
--------                              ----------------------
Attn:  Operations                     Treasurer
111 Market Place, Suite 500           111 Market Place, Suite 500
Baltimore, Maryland 21202             Baltimore, Maryland 21202
FAX No.: (410) 468-3540               FAX No.: (410) 468-3540
Phone No.: (410) 468-3430             Phone No.: (410) 468-3410

SCHEDULING:
-----------
Attn:  Operations
111 Market Place, Suite 500
Baltimore, Maryland 21202
FAX No.: (410) 468-3540
Phone No.: (410) 468-3430

The asterisks on this page denotes that confidential portions of this exhibit have been omitted in reliance on Rule 25(b)-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

To BGE:
   ---

NOTICES & CORRESPONDENCE:              PAYMENTS:
------------------------               --------
Baltimore Gas and Electric Company     Federal Wire Transfer
General Counsel                        ***
39 W. Lexington Street                 ABA Routing ***
Baltimore, Maryland 21201              Account: Baltimore Gas & Electric Company
                                       Account # ***

INVOICES:                              CREDIT AND COLLECTIONS:
--------                               ----------------------
Attn:  Electric Supply                 Manager - Finance & Accounting
7225 Windsor Boulevard                 39 West Lexington Street, 11th Floor
Baltimore, Maryland 21244              Baltimore, Maryland 21201
FAX No.: (410) 265-4005                FAX No.: (410) 234-5858
Phone No.: (410) 265-4229              Phone No.: (410) 234-6888

SCHEDULING:
-----------
Attn:  Electric Supply
FAX No.: (410) 265-4005
Phone No.: (410) 265-4229



         13.7     Confidentiality.
         ----     ----------------

         Each Party agrees that it will treat in strictest confidence all documents, materials, and other information marked "Confidential" or "Proprietary" by the disclosing Party ("Confidential Information") which it shall have obtained regarding the other Party during the course of the negotiations leading to, and its performance of, this Agreement (whether obtained before or after the date of this Agreement). Confidential Information shall not be communicated to any third person (other than to the receiving Party's counsel, accountants, financial or tax advisors, or in connection with its financings); provided that in the event the receiving Party is required by law, regulation or court order to disclose any Confidential Information, the receiving Party will promptly notify the disclosing Party in writing prior to making any such disclosure in order to facilitate the disclosing Party's seeking a protective order or other appropriate remedy from the proper authority and further provided that the receiving Party further agrees that if the disclosing Party ultimately discloses such Confidential Information to the requesting legal body, it will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with these confidentiality obligations.

The asterisks on this page denotes that confidential portions of this exhibit have been omitted in reliance on Rule 25(b)-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

         13.8     General.
         ----     --------

         This Agreement (including the Appendices hereto) constitutes the entire agreement between the Parties relating to the subject matter contemplated by this Agreement. The Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a result of the preparation, substitution, submission or other event of negotiation, drafting or execution hereof. No amendment or modification to this Agreement shall be enforceable unless reduced to writing and executed by both Parties. This Agreement shall not impart any rights enforceable by any third-party (other than a permitted successor or assignee bound to this Agreement). No waiver by a Party of any default by the other Party shall be construed as a waiver of any other default. Any provision declared or rendered unlawful by any applicable court of law or regulatory agency or deemed unlawful because of a statutory change will not otherwise affect the remaining lawful obligations that arise under this Agreement. The term "including" when used in this Agreement shall be by way of example only and shall not be considered in any way to be in limitation. The headings used herein are for convenience and reference purposes only. All indemnity and audit rights shall survive the termination of this Agreement for two years.

         13.9     Changes in Rates, Charges, Terms or Conditions.
         ----     -----------------------------------------------

         Each Party hereby waives its rights to seek any change to the rates, charges, terms and conditions contained in this Agreement under Sections 205 or 206 of the Federal Power Act, as either section may be amended or superseded or to support a complaint or other judicial, regulatory or legislative action seeking a change in this Agreement, absent mutual written agreement of the Parties. It is the intent of this Section that, to the maximum extent permitted by law, the rates, charges, terms and conditions of this Agreement shall not be subject to change, regardless of whether such change is sought (a) by the FERC acting sua sponte on behalf of a Party or a third party, (b) by a Party, (c) by a third party, or (d) in any other manner.

         13.10    Arbitration Proceedings.
         -----    ------------------------

         (a) In the event that any dispute or need for interpretation concerning this Agreement arises between the Parties hereto, the Parties shall refer the matter to their duly authorized representatives for resolution. Should such representatives of the respective Parties fail to resolve the dispute within ten
(10) days from such referral, the Parties agree that any such dispute will not be referred to any court, but will be referred to binding arbitration in the city where BGE's corporate headquarters is located.

         (b) If any dispute has not been resolved by the duly authorized representatives with ten (10) days from referral to them, either Party may give notice, in writing, to the other Party of its desire to submit the dispute to arbitration and may designate an arbitrator. Within ten (10) days after the receipt of such notice, the other Party may, in writing, serve upon the Party invoking such arbitration, a notice designating an arbitrator on its behalf. The two arbitrators so chosen shall within fifteen (15) days after the appointment of the second arbitrator designate, in writing, a third arbitrator. Upon the failure of the Party notified to appoint the second arbitrator within the permitted time, the Parties shall proceed with arbitration using a single arbitrator. If the first and second arbitrators are unable to agree on a third arbitrator within (15) days of the appointment of the second arbitrator, the first and second arbitrator shall invoke the services of the American Arbitration Association ("AAA") to appoint a third arbitrator. The third arbitrator shall, to the extent practicable, have special competence and experience with respect to the subject matter under consideration. Any arbitrator so appointed under this Section shall have full authority to act pursuant to this Section. No arbitrator so appointed shall have the authority to amend or add to this Agreement. The arbitrator or arbitrators shall, thereupon, proceed promptly to hear and determine the controversy pursuant to the then current rules of the American Arbitration Association for the conduct of commercial arbitration proceedings. Such arbitrator or arbitrators shall fix a time within which the matter shall be submitted to the arbitrator or the panel by either or both of the Parties. The arbitrator or the panel shall make a decision on the dispute within ten (10) days of final submission by the Parties. The decision of the single arbitrator, or two of the three arbitrators, shall be taken as the arbitration decision. Such decision shall be made in writing and in duplicate, and one copy shall be delivered to each of the Parties. The arbitrator(s) shall determine the manner in which the expense of the arbitration shall be borne, except that each Party shall pay the costs of its own counsel. Each Party shall accept and abide by the decision. The award shall be final. Judgment upon such award may be entered by the prevailing Party in any Maryland state circuit court or any federal court within Maryland or application may be made in any such court for judicial acceptance of such award and an order of enforcement.

         (c) Notwithstanding anything to the contrary herein, a Party may seek immediate equitable relief in an appropriate court if such relief is necessary to prevent such party from suffering irreparable injury as a result of a breach of this Agreement by the other Party.

         13.11    Audit.
         -----    ------

         Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to this Agreement. If requested, a Party shall provide to the other Party statements evidencing the quantities of Full Requirements Service delivered at the Delivery Point. If any such examination reveals any inaccuracy in any statement, the necessary adjustments in such statement and the payments thereof will be made promptly and shall bear interest at the Interest Rate from the date the overpayment or underpayment was made until paid; provided, however, that no adjustment for any statement or payment will be made unless objection to the accuracy thereof was made prior to the lapse of 12 months from the rendition thereof.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth at the beginning of this Agreement.

                                              BALTIMORE GAS AND ELECTRIC COMPANY



                                    By:  _______________________________________

                                    Name and Title:   Frank O. Heintz
                                                      President and CEO


                                                CONSTELLATION POWER SOURCE, INC.



                                    By:  _______________________________________

                                    Name and Title:   John R. Collins
                                                      Vice President & Treasurer

                                                                      APPENDIX A
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 1 of 4



PARTICIPANT:  Baltimore Gas and Electric Company
FINAL BILLING STATEMENT ISSUED ON:  MM/DD/YYYY
FOR PERIOD:  MM/DD/YYYY TO MM/DD/YYYY



--------------------------------------------------------------------------------
Billing Statement Summary:                                                Total
Net Charge/Credit per Operating Agreement of PJM Interconnection, L.L.C.  $
Net Charge/Credit per PJM Open Transmission Tariff                        $
Net Charge/Credit per Reliability Assurance Agreement Among Load Serving
Entities in the PJM Control Area                                          $
Total Net Charge/Credit.                                                  $

--------------------------------------------------------------------------------










                 TERMS: PAYABLE IN FULL BY 01:00 PM EDT ON MM/DD/YYYY WIRE TRANSFER FUNDS TO: PJM INTERCONNECTION, L.L.C.
                         PNC BANK N.A.
                         NEW JERSEY
                         ABA NUMBER ****
                         ACCOUNT NUMBER ****







                                       A1

The asterisks on this page denotes that confidential portions of this exhibit have been omitted in reliance on Rule 25(b)-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

                                                                      APPENDIX A
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 2 of 4


PARTICIPANT:  Baltimore Gas and Electric Company
FINAL BILLING STATEMENT ISSUED ON:  MM/DD/YYYY
FOR PERIOD:  MM/DD/YYYY TO MM/DD/YYYY



-------------------------------------------------------------------------------------
OPERATING AGREEMENT OF PJM INTERCONNECTION, L.L.C.:
Charges:                                    Day-ahead       Balancing         Total
Spot Market Energy                       $   Supplier    $   Supplier    $   Supplier

Regulation                                                               $   Supplier

Operating Reserves                       $   Supplier    $   Supplier    $   Supplier

Transmission Congestion                  $   Supplier    $   Supplier    $   Supplier

Transmission Losses                      $   Supplier    $   Supplier    $   Supplier

Emergency Energy                                                         $   Supplier

Capacity Credit Market                                                   $   Supplier

FTR Auction                                                              $   Supplier

Meter Error Correction                                                   $   Supplier

Unscheduled Transmission Service                                         $   Supplier

Ramapo PAR Facilities                                                    $   BGE

Reconciliation for Spot Market                                           $   Supplier

Reconciliation for Regulation                                            $   Supplier

Reconciliation for Operating Reserves                                    $   Supplier

Credits:
Spot Market Energy                       $   Supplier    $   Supplier    $   Supplier

Regulation                                                               $   Supplier

Operating Reserves                       $   Supplier    $   Supplier    $   Supplier

Transmission Congestion
   Hourly Credits                                                        $   Supplier
   Excess Monthly Congestion Revenue                                     $   BGE

Transmission Losses                                                      $   Supplier

Emergency Energy                                                         $   Supplier

Capacity Credit Market                                                   $   Supplier

FTR Auction                                                              $   Supplier

FTR Auction Revenue Allocations                                          $   BGE

Ramapo PAR                                                               $   BGE

Reconciliation for Transmission Losses                                   $   Supplier

Unscheduled Transmission Service                                         $   BGE

-------------------------------------------------------------------------------------



                                      A2

                                                                      APPENDIX A
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 3 of 4



PARTICIPANT:  Baltimore Gas and Electric Company
FINAL BILLING STATEMENT ISSUED ON:  MM/DD/YYYY
FOR PERIOD:  MM/DD/YYYY TO MM/DD/YYYY

---------------------------------------------------------------------------------------
PJM OPEN ACCESS TRANSMISSION TARIFF:

                                                                             Total
Charges:
PJM Scheduling, System Control and Dispatch Service
   Control Area Administration Service                                   $   Supplier
   Capacity Adequacy Administration Service                              $   BGE
   Fixed Transmission Rights Administration Service                      $   Supplier
   Market Support Service                                                $   Supplier
   Regulation and Frequency Response Administration Service              $   Supplier
   Internal Energy Transaction Administration Service                    $   Supplier
   Capacity Resource and Obligation Management Service                   $   Supplier

RTO Scheduling, System Control and Dispatch Service                      $   Supplier

Reactive Supply and Voltage Control from Generation Sources Service      $   Supplier

Network Integration Transmission Service                                 $   BGE

Firm Point-to-Point Transmission Service                                 $   Supplier

Non-Firm Point-to-Point Transmission Service                             $   Supplier

Firm Point-to-Point - Other Supporting Facilities and Taxes              $   Supplier

Non-Firm Point-to-Point - Other Supporting Facilities and Taxes          $   Supplier

Mid-Atlantic Area Council                                                $   BGE

Distribution Facilities                                                  $   Supplier

Reconciliation for PJM Scheduling, System Control and Dispatch Service   $   Supplier

Reconciliation for RTO Scheduling, System Control and Dispatch Service   $   Supplier

Special Studies                                                          $   Requestor

Credits:
RTO Scheduling, System Control and Dispatch Service                      $   BGE

Reactive Supply and Voltage Control from Generation Sources Service      $   Supplier

Network Integration Transmission Service                                 $   BGE

Firm Point-to-Point Transmission Service                                 $   BGE

Non-Firm Point-to-Point Transmission Service                             $   BGE

Distribution Facilities                                                  $   BGE

---------------------------------------------------------------------------------------


                                       A3

                                                                      APPENDIX A
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 4 of 4



PARTICIPANT:  Baltimore Gas and Electric Company
FINAL BILLING STATEMENT ISSUED ON:  MM/DD/YYYY
FOR PERIOD:  MM/DD/YYYY TO MM/DD/YYYY



----------------------------------------------------------------------------------------------------------
Reliability Assurance Agreement Among Load Serving Entities in the PJM Control Area:

                                                                                                Total
Charges:
Capacity Deficiency                                                                          $   Supplier


Credits:
Capacity Excess                                                                              $   Supplier


----------------------------------------------------------------------------------------------------------














                                       A4

                                                                      APPENDIX B
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 1 OF 2

                          Generation Shopping Credits


Residential Service - Schedule R
                                    Jul 2003 - May 2004 Jun 2004 - May 2005  Jun 2005 - May 2006    Jun-06
                                    ------------------- -------------------  -------------------    ------
      Energy Charges in (cent)/kWh
               Summer                     5.286               5.396               5.492              5.756
               Non-Summer                 3.489               3.599               3.695               n/a

Residential Large Service - Schedule RL-1
                                    Jul 2003 - May 2004      Jun 2004       Jul 2004 - May 2005  Jun 2005 - May 2006 Jun-06
                                    -------------------      --------       -------------------  ------------------- ------
      Energy Charges in (cent)/kWh
               Summer
                  Peak                    7.279               7.389               7.528                7.624         7.888
                  Intermediate-Peak       5.172               5.282               5.376                5.472         5.736
                  Off-Peak                2.895               3.005               3.050                3.146         3.410
               Non-Summer
                  Peak                    3.985                n/a                4.164                4.260          n/a
                  Intermediate-Peak       3.622                n/a                3.793                3.889          n/a
                  Off-Peak                2.689                n/a                2.841                2.937          n/a

Residential Optional Time-of-Use Service - Schedule RL-2
                                    Jul 2003 - May 2004  Jun 2004 - May 2005  Jun 2005 - May 2006      Jun-06
                                    -------------------  -------------------  -------------------      ------
      Energy Charges in (cent)/kWh
               Summer
                  Peak                    7.921               8.031               8.127                8.391
                  Intermediate-Peak       5.607               5.717               5.813                6.077
                  Off-Peak                3.104               3.214               3.310                3.574
               Non-Summer
                  Peak                    4.301               4.411               4.507                n/a
                  Intermediate-Peak       3.904               4.014               4.110                n/a
                  Off-Peak                2.879               2.989               3.085                n/a

Economy Service - Schedule ES
                                    Jul 2003 - May 2004  Jun 2004 - May 2005  Jun 2005 - May 2006      Jun-06
                                    -------------------  -------------------  -------------------      ------
      Energy Charges in(cent)/kWh             2.627               2.737               2.833            3.097

General Service - Schedule G
                                    Jul 2003 - Jun 2004
                                    -------------------
      Option 1:
      Energy Charges in(cent)/kWh
               Summer                     5.368
               Non-Summer                 3.739
      Option 2:
      Energy Charges in(cent)/kWh
               Summer                     5.270
               Non-Summer                 3.641

General Service Small - Schedule GS
                                    Jul 2003 - Jun 2004
                                    -------------------
      Option 1:
      Energy Charges in(cent)/kWh
               Summer
                  Peak                    7.383
                  Intermediate-Peak       5.563
                  Off-Peak                3.177
               Non-Summer
                  Peak                    4.462
                  Intermediate-Peak       4.088
                  Off-Peak                3.070
      Option 2:
      Energy Charges in(cent)/kWh
               Summer
                  Peak                    7.284
                  Intermediate-Peak       5.464
                  Off-Peak                3.079
               Non-Summer
                  Peak                    4.363
                  Intermediate-Peak       3.990
                  Off-Peak                2.973



                                       B1

                                                                      APPENDIX B
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT
                                                                     PAGE 2 OF 2


General Service Large - Schedule GL
                                   Jul 2003 - Jun 2004
                                   -------------------
      Secondary Service:
      Demand Charges in $/kW
               Summer                     10.44
               Non-Summer                  4.85
      Energy Charges in (cent)/kWh
               Summer
                  Peak                    4.238
                  Intermediate-Peak       3.049
                  Off-Peak                1.601
               Non-Summer
                  Peak                    2.561
                  Intermediate-Peak       2.219
                  Off-Peak                1.627
      Primary Service:
      Demand Charges in $/kW
               Summer                     10.15
               Non-Summer                  4.72
      Energy Charges in (cent)/kWh
               Summer
                  Peak                    4.092
                  Intermediate-Peak       2.944
                  Off-Peak                1.535
               Non-Summer
                  Peak                    2.473
                  Intermediate-Peak       2.141
                  Off-Peak                1.558

Street Lighting - Schedule SL
                                        Jul 2003 - Jun 2004
                                        -------------------
      Energy Charges in(cent)/kWh             3.255

Private Area Lighting - Schedule PL
                                       Jul 2003 - Jun 2006
                                       -------------------
      Energy Charges in(cent)/kWh             3.260

Default Service - Schedule DS       market-based price1

Contract Classes
      Class 1                       market-based price1
      Class 2                          2.73(cent)/kWh2




                                       B2

                                                                      APPENDIX C
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT


                              LITIGATION DISCLOSURE


         On or about January 19, 2001, Baltimore Refuse Energy Systems Company, Limited Partnership ("BRESCO") filed a complaint in Circuit Court for Baltimore City against BGE alleging breach of contract with respect to a power purchase contract between BGE and BRESCO. Constellation may be impacted by the outcome of such litigation by virtue of a separate power purchase agreement between BGE and Constellation, pursuant to which Constellation effectively acts as agent to BGE for purposes of its contract with BRESCO and has certain liability with respect thereto.










                                       C1

                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT


THIS GUARANTY AGREEMENT (this "Guaranty") is made and entered into as of this _____ day of [date of separation to be added], by New Constellation Energy Group, Inc. (the "Guarantor"), with an address at 250 W. Pratt St. Baltimore Md. 21201 in favor of Baltimore Gas and Electric Company (the "Creditor"), with an address at 39 W. Lexington Street, Baltimore, MD 21201, in consideration of the Full Requirements Service Agreement (the "Transaction Agreement") between Baltimore Gas and Electric Company and Constellation Power Source, Inc. (the "Supplier") dated August 23, 2001., and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Guarantor is the ultimate parent of Supplier.

1.       Guaranty of Obligations.
--       ------------------------

         (a) The Guarantor hereby guarantees the prompt and complete payment of Supplier's payment obligations evidenced by the Transaction Agreement, as the same may be amended, supplemented or replaced from time to time and all reasonable out-of-pocket costs and expenses of Creditor incurred in the enforcement, or collection under this Guaranty, including reasonable attorney's fees and expenses (collectively, the "Obligations"). Notwithstanding anything to the contrary herein, the liability of the Guarantor under this Guaranty and Creditor's right of recovery hereunder for all Obligations is limited to a total aggregate amount of $____ million. If Supplier meets the creditworthiness criteria or has provided Creditor with substitute credit support that meets the criteria provided in Section 8.1 of the Transaction Agreement, then on such date Guarantor's liability for the Obligations (including Obligations accrued prior to such date) shall terminate only if, in the event that substitute credit support is provided, such substitute credit support clearly applies to all Obligations accrued prior to the termination date. If the substitute credit support does not so apply to all accrued Obligations, then any such termination will not affect Creditor's rights and Guarantor's liability arising under this Guaranty with respect to Obligations which have accrued prior to such termination.

         (b) This Guaranty is a guarantee of payment. If for any reason whatsoever the Supplier shall fail to pay the Obligations owing by it to the Creditor when due (and after the expiration of any applicable grace period under the Transaction Agreement), Creditor will notify Guarantor in writing, specifying the nature and amount of any such default, and the Guarantor will within fifteen days after receipt of such written notice pay, or cause to be paid such Obligation. Such payment shall be in immediately available funds and free and clear of any setoff, without reduction to the Creditor, other than any set-offs or reductions allowed pursuant to the Transaction Agreement.

2.       Nature of Guaranty; Waivers.
-        ---------------------------

          (a) This is a guaranty of payment and not of collection and the Creditor shall not be required, as a condition of the Guarantor's liability, to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

          (b) Unless and until terminated as provided in paragraph 1(a) above, this is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Creditor of

                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT


any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Creditor to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof.

          (c) Except as to any claims, defenses, rights of set-off or to reductions of Supplier pursuant to the Transaction Agreement, (all of which are expressly reserved under this Guaranty), the Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against Supplier or the Creditor, including, (i) any change in the corporate existence (including its charter or other governing agreement, laws, rules, regulations or powers), structure or ownership of Supplier or the Guarantor, or (ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Supplier or its assets, or (iii) the invalidity or unenforceability in whole or in part of the Transaction Agreement or (iv) any provision of applicable law or regulations purporting to prohibit payment by Supplier of amounts to be paid by it under the Transaction Agreement.

         (d) Guarantor waives notice of acceptance of this Guaranty, notice of default or nonpayment, diligence, presentment, notice of dishonor, protest and demand for payment (other than as provided in paragraph 1(b), notice of any sale of collateral and any notice not provided for herein, any right of subrogation and any requirement that at any time any person exhaust any right to take any action against Supplier or their assets or any other guarantor or person. The Guarantor waives all defenses based on suretyship or impairment of collateral or any other defenses that would constitute a legal or equitable discharge of Guarantor's obligations, except any claims or defenses of Supplier under the Transaction Agreement, other than those expressly waived in this Guaranty.

         (e) The Creditor at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (i) as permitted by the Transaction Agreement or this Guaranty, change the manner, place, time or terms of payment or performance of, or other terms relating to, any of the Obligations; (ii) as permitted by the Transaction Agreement or this Guaranty, renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (iii) settle, compromise or deal with any other person, including Supplier , with respect to any Obligations in such manner as the Creditor deems appropriate in its sole discretion; (iv) substitute, exchange or release any security or guaranty; or (v) take such actions and exercise such remedies hereunder as Creditor deems appropriate.

3. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;




                                       D2

                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

         (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor (except to the extent that any such violation would not reasonably be expected to have a material adverse effect on the Guarantor) and will not result in or require the creation or imposition of any lien on any of the properties or revenues of the Guarantor pursuant to any requirement of law or contractual obligation of the Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty, other than any which have been obtained or made prior to the date hereof and remain in full force and effect; and

         (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guaranty or any of the transactions contemplated hereby that would have a material adverse effect on the Guarantor.


4. Repayments or Recovery from the Creditor. If any demand is made at any time upon the Creditor for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Creditor repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor (subject to Sections 2 (c) and (d)) will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Creditor. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Creditor's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations of Supplier arising out of or by virtue of any bankruptcy, reorganization or similar




                                       D3

                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Supplier that may result from any such proceeding.


6. Postponement of Subrogation. Until the Obligations and all other amounts due hereunder are indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Creditor any and all rights which the Guarantor may have to (a) assert any claim against the Supplier based on subrogation rights with respect to payments made by Guarantor hereunder and (b) any realization on any property of the Supplier, including participation in any marshalling of the Supplier's assets.

7. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Creditor and the Guarantor set forth below or to such other address as one may give to the other in writing for such purpose:

         All communications to Creditor shall be directed to:
                                          Baltimore Gas and Electric Company
                                          39 W. Lexington Street
                                          Baltimore, Maryland 21201
                                          Attn:  President
                         Phone:           410-234-5913
                         Fax:             410-234-5323
                         With a copy to:  General Counsel
                                          Baltimore Gas and Electric Company
                                          39 W. Lexington Street
                                          Baltimore, Maryland 21201
                         Phone            410-234-5805
                         Fax              410-234-5839

or such other address as the Creditor shall from time to time specify to Guarantor.



                                       D4

                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT




         All communications to Guarantor shall be directed to:
                                      New Constellation Energy Group, Inc.
                                      250 W. Pratt Street
                                      Baltimore, Maryland 21201
                                      Attn:
                           Phone:     410-468-xxxx
                           Fax:       410-468-xxxx

8. Preservation of Rights Except as provided by any applicable statute of limitations, no delay or omission on the Creditor's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Creditor's action or inaction impair any such right or power. The Creditor's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Creditor may have under other agreements, at law or in equity.

9. Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10. Amendments. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, will be effective unless made in a writing signed by the Creditor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

11. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Creditor with respect to the subject matter hereof.

12. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Creditor and their respective successors and permitted assigns. Neither party may assign this Guaranty in whole or in part without the other's prior written consent, which consent will not be unreasonably withheld, except that Guarantor may assign this Guaranty to a substitute credit provider as provided in Section 8.1 of the Transaction Agreement, in which event Creditor's consent shall not be necessary, and Creditor may at any time assign this Guaranty without Guarantor's consent, in the same manner, on the same terms and to the same persons as Creditor assigns the Transaction Agreement in accordance with Section 13.2 of that agreement.

13. Interpretation. In this Guaranty, unless the Creditor and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the



                                       D5
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                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

14.      Governing Law and Jurisdiction.
---      ------------------------------

         (a) This Guaranty has been delivered to and accepted by the Creditor and will be deemed to be made in the State of Maryland. IT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE CREDITOR AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, EXCLUDING ITS CONFLICT OF LAWS RULES.

         (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of any state or federal court in the State of Maryland; provided that nothing contained in this Guaranty will prevent the Creditor from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Creditor and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

          15. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND
ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

          16. Term. Unless terminated earlier in accordance with Section 1(a) of this Guaranty, this Guaranty shall survive termination of the Transaction Agreement and remain in full force and effect until all amounts due hereunder, including all of the Obligations, have been paid or performed in full.

          17. Stay of Acceleration Ineffective with Respect to Guarantor. If acceleration of the time for payment of any amount payable by Supplier under the Transaction Agreement is stayed upon the insolvency, bankruptcy or reorganization of Supplier, all such amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the Transaction Agreement shall nonetheless be payable by the Guarantor hereunder on written demand by Creditor.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, and has been advised by counsel as necessary or appropriate.




                                       D6
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                                                                      APPENDIX D
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

         WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


                                     New Constellation Energy Group, Inc.

                                     By:______________________________
                                     Name:
                                     Title:




                                       D7

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT


         THIS GUARANTY AGREEMENT (this "Guaranty") is made and entered into as of this ____ day of _______________ by (parent of BGE) (the "Guarantor"), with an address at 39 W. Lexington Street, Baltimore, MD 21201in favor of Constellation Power Source, Inc. (the "Creditor"), with an address at 111 Market Place, Suite 500, Baltimore Maryland 21202, in consideration of the Full Requirements Service Agreement (the "Transaction Agreement") between Baltimore Gas and Electric Company and Constellation Power Source, Inc. (the "Supplier") dated August 23, 2001, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Guarantor is the ultimate parent of BGE.

1.       Guaranty of Obligations.
--       -----------------------

         (a) The Guarantor hereby guarantees the prompt and complete payment of BGE's payment obligations evidenced by the Transaction Agreement, as the same may be amended, supplemented or replaced from time to time and all reasonable out-of-pocket costs and expenses of Creditor incurred in the enforcement, or collection under this Guaranty, including reasonable attorney's fees and expenses (collectively, the "Obligations"). Notwithstanding anything to the contrary herein, the liability of the Guarantor under this Guaranty and Creditor's right of recovery hereunder for all Obligations is limited to a total aggregate amount of $____ million. If BGE meets the Creditworthiness Criteria or has provided Creditor with substitute credit support that meets the criteria provided in Section 8.1 of the Transaction Agreement, then on such date Guarantor's liability for the Obligations (including Obligations accrued prior to such date) shall terminate only if, in the event that substitute credit support is provided, such substitute credit support clearly applies to all Obligations accrued prior to the termination date. If the substitute credit support does not so apply to all accrued Obligations, then any such termination will not affect Creditor's rights and Guarantor's liability arising under this Guaranty with respect to Obligations which have accrued prior to such termination.

         (b) This Guaranty is a guarantee of payment. If for any reason whatsoever BGE shall fail to pay the Obligations owing by it to the Creditor when due (and after the expiration of any applicable grace period under the Transaction Agreement), Creditor will notify Guarantor in writing, specifying the nature and amount of any such default, and the Guarantor will within fifteen days after receipt of such written notice pay, or cause to be paid such Obligation. Such payment shall be in immediately available funds and free and clear of any setoff, without reduction to the Creditor, other than any set-offs or reductions allowed pursuant to the Transaction Agreement.

2.       Nature of Guaranty; Waivers.
--       ----------------------------

         (a) This is a guaranty of payment and not of collection and the Creditor shall not be required, as a condition of the Guarantor's liability, to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

         (b) Unless and until terminated as provided in paragraph 1(a) above, this is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Creditor of any other party, or any other guaranty or any security held by it for any of the Obligations, by

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

any failure of the Creditor to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof.

         (c) Except as to any claims, defenses, rights of set-off or to reductions of BGE pursuant to the Transaction Agreement, (all of which are expressly reserved under this Guaranty), the Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against BGE or the Creditor, including, (i) any change in the corporate existence (including its charter or other governing agreement, laws, rules, regulations or powers), structure or ownership of BGE or the Guarantor, or (ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting BGE or its assets, or (iii) the invalidity or unenforceability in whole or in part of the Transaction Agreement or (iv) any provision of applicable law or regulations purporting to prohibit payment by BGE of amounts to be paid by it under the Transaction Agreement.

         (d) Guarantor waives notice of acceptance of this Guaranty, notice of default or nonpayment, diligence, presentment, notice of dishonor, protest and demand for payment (other than as provided in paragraph 1(b), notice of any sale of collateral and any notice not provided for herein, any right of subrogation and any requirement that at any time any person exhaust any right to take any action against BGE or their assets or any other guarantor or person. The Guarantor waives all defenses based on suretyship or impairment of collateral or any other defenses that would constitute a legal or equitable discharge of Guarantor's obligations, except any claims or defenses of BGE under the Transaction Agreement, other than those expressly waived in this Guaranty.

         (e) The Creditor at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (i) as permitted by the Transaction Agreement or this Guaranty, change the manner, place, time or terms of payment or performance of, or other terms relating to, any of the Obligations; (ii) as permitted by the Transaction Agreement or this Guaranty, renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (iii) settle, compromise or deal with any other person, including BGE , with respect to any Obligations in such manner as the Creditor deems appropriate in its sole discretion; (iv) substitute, exchange or release any security or guaranty; or (v) take such actions and exercise such remedies hereunder as Creditor deems appropriate.

3. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;



                                       E2

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

         (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

         (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor (except to the extent that any such violation would not reasonably be expected to have a material adverse effect on the Guarantor) and will not result in or require the creation or imposition of any lien on any of the properties or revenues of the Guarantor pursuant to any requirement of law or contractual obligation of the Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty, other than any which have been obtained or made prior to the date hereof and remain in full force and effect; and
         (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guaranty or any of the transactions contemplated hereby that would have a material adverse effect on the Guarantor.

         4. Repayments or Recovery from the Creditor. If any demand is made at any time upon the Creditor for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Creditor repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor (subject to Sections 2 (c) and (d)) will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Creditor. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Creditor's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

         5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations of BGE arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with


                                       E3

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of BGE that may result from any such proceeding.

         6. Postponement of Subrogation. Until the Obligations and all other amounts due hereunder are indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Creditor any and all rights which the Guarantor may have to (a) assert any claim against BGE based on subrogation rights with respect to payments made by Guarantor hereunder and (b) any realization on any property of BGE, including participation in any marshalling of BGE's assets.

         7. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Creditor and the Guarantor set forth below or to such other address as one may give to the other in writing for such purpose:

         All communications to Creditor shall be directed to:
                                    Constellation Power Source, Inc.
                                    111 Market Place, Suite 500
                                    Baltimore, Maryland 21202
                   Attn:            John R. Collins
                   Phone:           410-468-3410
                   Fax:             410-468-3419

or such other address as the Creditor shall from time to time specify to Guarantor.

         All communications to Guarantor shall be directed to:
                                    (Parent of BGE)
                                    39 W. Lexington Street
                                    Baltimore, Maryland 21201
                   Attn:            ________________________
                   Phone:           410-234-xxxx
                   Fax:             410-234-xxxx

or such other address as the Creditor shall from time to time specify to Guarantor.


8. Preservation of Rights. Except as provided by any applicable statute of limitations, no delay or omission on the Creditor's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Creditor's action or inaction impair any such right or power. The Creditor's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Creditor may have under other agreements, at law or in equity.



                                       E4

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT

         9. Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10. Amendments. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, will be effective unless made in a writing signed by the Creditor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

         11. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Creditor with respect to the subject matter hereof.

         12. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Creditor and their respective successors and permitted assigns. Neither party may assign this Guaranty in whole or in part without the other's prior written consent, which consent will not be unreasonably withheld, except that Guarantor may assign this Guaranty to a substitute credit provider as provided in Section 8.1 of the Transaction Agreement, in which event Creditor's consent shall not be necessary, and Creditor may at any time assign this Guaranty without Guarantor's consent, in the same manner, on the same terms and to the same persons as Creditor assigns the Transaction Agreement in accordance with Section 13.2 of that agreement.

         13. Interpretation. In this Guaranty, unless the Creditor and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.






                                       E5

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT


14.      Governing Law and Jurisdiction.
---      -------------------------------

         (a) This Guaranty has been delivered to and accepted by the Creditor and will be deemed to be made in the State of Maryland. IT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE CREDITOR AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, EXCLUDING ITS CONFLICT OF LAWS RULES.

         (b) The Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of any state or federal court in the State of Maryland; provided that nothing contained in this Guaranty will prevent the Creditor from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Creditor and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

         15. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         16. Term. Unless terminated earlier in accordance with Section 1(a) of this Guaranty, this Guaranty shall survive termination of the Transaction Agreement and remain in full force and effect until all amounts due hereunder, including all of the Obligations, have been paid or performed in full.

         17. Stay of Acceleration Ineffective with Respect to Guarantor. If acceleration of the time for payment of any amount payable by BGE under the Transaction Agreement is stayed upon the insolvency, bankruptcy or reorganization of BGE, all such amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the Transaction Agreement shall nonetheless be payable by the Guarantor hereunder on written demand by Creditor.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, and has been advised by counsel as necessary or appropriate.




                                       E6

                                                                      APPENDIX E
                                                                              TO
                                                               FULL REQUIREMENTS
                                                               SERVICE AGREEMENT



         WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


                                           (Parent of BGE)


                                        By:______________________________
                                      Name:
                                     Title:


















                                       E7